UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 28, 2007

Rimage Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-00619	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

7725 Washington Avenue South Minneapolis, MN	55439
(Address Of Principal Executive Offices)	(Zip Code)

(952) 944-8144

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 4 and 6 though 9 are not applicable and therefore omitted.

ITEM 5.02            DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 28, 2007, the Compensation Committee of the Board of Directors of Rimage Corporation (the “Company”) approved, and the Board of Directors ratified, cash bonuses under the Company’s 2006 cash incentive compensation program for executive officers (the “2006 Incentive Plan”). The following table summarizes the payouts under the 2006 Incentive Plan for the Company’s Chief Executive Officer, Bernard P. Aldrich, the Company’s Chief Financial Officer, Robert M. Wolf, and each of the other three most highly compensated executive officers of the Company for fiscal year 2006:

Executive Officer and Title	2006 Incentive Plan Award Amount
Bernard P. Aldrich, Chief Executive Officer	$138,450

Manuel M. Almeida Chief Operating Officer	$ 88,750

David J. Suden Chief Technical Officer	$ 79,875

Robert M. Wolf Chief Financial Officer	$ 60,350

Pamela Lampert Vice President Human Resources	$ 31,950

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIMAGE CORPORATION

By:	/s/ Robert M. Wolf
Robert M. Wolf Chief Financial Officer

Date:   March 2, 2007